UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             --------------------

                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): March 28, 2007



                          Riviera Holdings Corporation
             (Exact name of registrant as specified in its charter)



    Nevada                             000-21430                88-0296885
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
   of incorporation)                 Identification No.)

     2901 Las Vegas Boulevard, Las Vegas, Nevada                  89109
       (Address of principal executive offices)                  (Zip Code)

    Registrant's telephone number, including area code: (702) 794-9527


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           (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
       CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
       CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
        Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
        Act (17 CFR 240.13e-4(c))

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Section 7 - Regulation FD

Item 7.01   Regulation FD Disclosure.

         On March 28, 2007, we issued a press release reporting our rejection of a merger proposal that we received from Riv Acquisition Holdings Inc. on March 26, 2007. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein.

         The information in this Item 7.01 and in the exhibit hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as and when expressly incorporated by specific reference in any such filing.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable.
(b) Not applicable.
(c) Not applicable.
(d) Exhibits:

Exhibit 99.1 Riviera press release dated March 28, 2007.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  March 29, 2007.


                                RIVIERA HOLDINGS CORPORATION
                                /s/  Mark Lefever
                                -----------------------------------------------
                                Name:   Mark Lefever
                                Title:  Treasurer and Chief Financial Officer